UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): January 23, 2008

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Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

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Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Highbury Financial Inc. (the “Company”) was notified that the partners of Goldstein Golub Kessler LLP (“GGK”), the Company’s independent registered public accounting firm, became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement. On January 23, 2008, the Company dismissed GGK as independent registered public accounting firm for the Company, and the Company declined to appoint McGladrey & Pullen LLP as its replacement due to a potential conflict of interest. The decision to dismiss GGK was approved by the board of directors of the Company.

The audit reports of GGK on the financial statements of the Company for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements for the period ended December 31, 2005 included a going concern explanatory paragraph.

During the fiscal years ending December 31, 2006 and 2005 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GGK with a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission (“SEC”) and has requested that GGK furnish it with a letter addressed to the SEC stating whether or not GGK agrees with the Company’s statements in this Item 4.01. A copy of the letter dated January 28, 2008 furnished by GGK in response to that request is filed as Exhibit 99.1 to this Form 8-K.

On January 24, 2008, J.H. Cohn LLP was engaged as the Company’s new independent registered public accounting firm. The decision to engage J.H. Cohn LLP was approved by the board of directors of the Company.

During the Company’s two most recent fiscal years and through the date of this Current Report, the Company did not consult with J.H. Cohn LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and J.H. Cohn LLP did not provide either a written report or oral advice to the Company that J.H. Cohn LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Letter furnished by GGK in response to the Company’s request, addressed to the Securities and Exchange Commission and dated January 28, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ Richard S. Foote
Richard S. Foote
President and Chief Executive Officer
Date: January 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter furnished by GGK in response to the Company’s request, addressed to the Securities and Exchange Commission and dated January 28, 2008.